UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 10, 2016 (August 4, 2016)

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

500 Research Drive, Unit 3

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

On August 3, 2016, the Company issued the press release announcing a conference call to provide additional information on the Company’s proposed acquisition of Zapata Industries SAS. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 8.01     Other Events

On August 4, 2016, the Company held a telephonic conference call to provide additional information on the Company’s proposed acquisition of Zapata Industries SAS. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.

The press release and the Company’s conference call script furnished under Item 7.01 and 8.01, including Exhibits 99.1 and 99.2, of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Implant Sciences Corporation, dated August 3, 2016, to announce the conference call.
99.2	Implant Sciences Corporation conference call transcript held on August 4, 2016 at 4:15 PM ET.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:   /s/ Roger P. Deschenes

        Name:  Roger P. Deschenes

        Title: Vice President, Finance and Chief Financial Officer

Date:  August 10, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Implant Sciences Corporation, dated August 3, 2016, to announce the conference call.
99.2	Implant Sciences Corporation conference call transcript held on August 4, 2016 at 4:15 PM ET.